UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

NCS Multistage Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38071	46-1527455
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

19350 State Highway 249, Suite 600, Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

(281) 453-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NCSM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 1, 2026 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of May 31, 2026 (the “Merger Agreement”), by and among Weatherford International plc, an Irish public limited company (“Parent”), Trinity Bell Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and NCS Multistage Holdings, Inc., a Delaware corporation (the “Company”), Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on June 2, 2026 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the completion of the Merger, on the Closing Date, the Company terminated all outstanding commitments under that certain Credit Agreement, dated as of May 3, 2022, by and among the Company, Pioneer Investment, Inc., NCS Multistage, LLC, NCS Multistage Inc., the other loan parties thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (as amended, restated and amended and restated from time to time, the “Credit Agreement”). In connection with the termination of the Credit Agreement, on the Closing Date, all outstanding obligations under the Credit Agreement were paid off in full, and all liens securing such obligations and guarantees of such obligations were released.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time was converted into the right for each holder to elect to receive: (a) 0.5537 ordinary shares, par value $0.001 per share, of Parent (the “Ordinary Shares”), which are not subject to any cap or proration (the “Share Consideration” and such exchange ratio, the “Share Consideration Exchange Ratio”) or (b) (1) cash in an amount equivalent to 0.1371 Ordinary Shares at the closing price of the Ordinary Shares on The Nasdaq Global Select Market on the last complete trading day prior to the Closing Date of $97.77 (subject to a “Maximum Cash Election Amount” as defined in the Merger Agreement), and (2) 0.2392 Ordinary Shares (collectively, the “Mixed Consideration” and, together with the Share Consideration, the “Merger Consideration”).

Additionally, at the Effective Time, (i) (a) Parent assumed each restricted stock unit of the Company (each, a “Company RSU”) and each equivalent stock unit of the Company (each, a “Company ESU” and, together with the Company RSUs, the “Assumed RSUs”) (other than each Company RSU granted to a non-employee director of the Company (each, a “Company DSU”)) that was outstanding immediately prior to closing, whether or not vested, (b) each Assumed RSU continues to have, and be subject to, the same terms and conditions, including vesting and forfeiture restrictions, provided that with respect to each Company ESU, the Max Value Cap (as defined in the applicable award agreement) ceased to apply to such Company ESU, and (c) each Assumed RSU was converted into an award covering a number of Ordinary Shares equal to the product of the number of shares of Company Common Stock subject to the Assumed RSU immediately prior to the Effective Time, multiplied by the Share Consideration Exchange Ratio, rounded down to the nearest whole share; (ii) (a) Parent assumed each stock option of the Company (each, a “Company Option”), whether vested or unvested, that was outstanding immediately prior to closing and had a per share exercise price less than the value of the Merger Consideration (the “Assumed Options”), and each Assumed Option continues to have, and be subject to, the same terms and conditions, including vesting and forfeiture restrictions, and was converted into an option to acquire a number of Ordinary Shares equal to the product of the number of shares of Company Common Stock underlying such Company Option multiplied by the Share Consideration Exchange Ratio, rounded down to the nearest whole number, with an exercise price per share equal to the quotient obtained by dividing (A) the per share exercise price of such Company Option, by (B) the Share Consideration Exchange Ratio, rounded up to the nearest whole cent, and (b) each Company Option, whether vested or unvested, that was outstanding immediately prior to the Effective Time and had a per share exercise price equal to or greater than the value of the Merger Consideration was, at the Effective Time, canceled without consideration; and (iii) (a) Parent assumed each performance stock unit of the Company that was outstanding immediately prior to closing, whether or not vested (each, an

“Assumed PSU”), (b) each Assumed PSU continues to have, and be subject to, the same terms and conditions, including vesting and forfeiture restrictions, except that the performance goals were deemed satisfied at the greater of target and actual level of achievement as of the date of the Merger Agreement, as determined by the Company’s board of directors, and (c) each Assumed PSU was converted into an award covering a number of Ordinary Shares equal to the product of the number of shares of Company Common Stock subject to the Assumed PSU immediately prior to the Effective Time (with performance determined in accordance with clause (b)), multiplied by the Share Consideration Exchange Ratio, rounded down to the nearest whole share. Each Company DSU vested and settled in shares of Company Common Stock immediately prior to the Effective Time.

As previously disclosed, on May 31, 2026, holders of more than 50% of the outstanding Company Common Stock, including Advent-NCS Acquisition L.P. (collectively, the “Majority Holders”), executed and delivered a written consent adopting and approving the Merger Agreement (the “Company Stockholder Consent”), which consent became effective immediately following the execution of the Merger Agreement. As a result of the Company Stockholder Consent, no further approval by the stockholders of the Company was required to consummate the transactions contemplated by the Merger Agreement, and Parent assumed control of the Company from the holders of Company Common Stock as of the Effective Time.

The issuance of Ordinary Shares to the former stockholders of the Company, other than the Majority Holders, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-297275), as amended, filed by Parent with the SEC and declared effective on July 21, 2026 (the “Registration Statement”). The Ordinary Shares issued to the Majority Holders were issued pursuant to an exemption from registration under the Securities Act.

Pursuant to the Merger Agreement, eligible holders of Company Common Stock were entitled to elect one form of Merger Consideration for all of the shares such holder owned immediately prior to the Effective Time, and such holders were given the opportunity to elect to receive (i) solely the Share Consideration or (ii) solely the Mixed Consideration (such election, a “Mixed Election”). The Mixed Consideration was subject to prorated replacement with Share Consideration in the event the Mixed Elections were oversubscribed such that the aggregate amount of Mixed Election shares multiplied by the Cash Consideration (as defined in the Merger Agreement) exceeded the Maximum Cash Election Amount.

Based on the final results of the Merger Consideration election process:

•

Holders of approximately 55.0% of the shares of Company Common Stock eligible to make a Merger Consideration election elected to receive the Mixed Consideration and, in accordance with the proration procedures set forth in the Merger Agreement, (i) approximately 99.2% of such shares shall receive the Mixed Consideration and (ii) approximately 0.8% of such shares shall receive the Share Consideration; and

•

Holders of approximately 45.0% of the shares of Company Common Stock eligible to make a Merger Consideration election either (i) elected to receive the Share Consideration, (ii) did not make a valid election, or (iii) did not deliver a valid election form prior to the election deadline of August 31, 2026. Each such holder shall receive the Share Consideration.

No fractional shares of Company Common Stock were issued and holders of Company Common Stock received cash in lieu of any fractional Ordinary Shares. A more detailed description of the Merger, the Merger Agreement and the transactions contemplated thereby, and the Merger Consideration and the allocation and proration procedures applicable to elections are contained in the Registration Statement, and related information statement/prospectus dated as of July 22, 2026, which are available at the SEC’s website at www.sec.gov.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Prior to the Effective Time, shares of Company Common Stock were listed and traded on The Nasdaq Capital Market (“Nasdaq”) under the trading symbol “NCSM.” The Company has notified Nasdaq that the Merger had been completed and that each outstanding share of the Company Common Stock was converted into the right to receive the Merger Consideration. In addition, the Company requested that Nasdaq (i) halt trading of the Company Common Stock prior to the open of trading on the Closing Date, (ii) withdraw the Company Common Stock from listing on Nasdaq, and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to report that the Company Common Stock is no longer listed on Nasdaq and to apply for the deregistration of the Company Common Stock under Section 12(b) of the Exchange Act. As a result, the Company Common Stock will no longer be listed on Nasdaq.

The Company also intends to file with the SEC a certification and notice of termination on Form 15 requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time holders of issued and outstanding Company Common Stock ceased to have any rights in connection with their holding of such securities, other than the right to receive their applicable amount of the Merger Consideration as described under Item 2.01.

Item 5.01	Changes in Control of Registrant.

The information set forth under the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Effective Time, in accordance with the Merger Agreement, each member of the Company’s board of directors and certain of the Company’s officers resigned from and ceased serving on the Company’s board of directors (including any committees thereof) and as officers of the Company, as applicable. No director or officer resigned in their capacity as an employee of the Company, if applicable, or as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The members of the Company’s board of directors immediately prior to the Effective Time were Michael McShane, John Deane, Gurinder Grewal, Ryan Hummer, Valerie Mitchell, Robert Nipper and W. Matt Ralls. Certain officers of the Company, who resigned in their capacity as officers, but not employees, in connection with the Merger, immediately prior to the Effective Time were Ryan Hummer, Chief Executive Officer, Michael Morrison, Chief Financial Officer and Treasurer, Tim Willems, Chief Operations Officer, Ori Lev, Executive Vice President, General Counsel and Secretary and Dewayne Williams, Vice President and Controller.

Pursuant to the Merger Agreement, the directors and officers of Merger Sub immediately prior to the Effective Time became the initial directors and officers of the Company as the surviving corporation in the Merger, each to hold office until their respective successors are duly elected and qualified or their earlier death, resignation or removal. Accordingly, from and after the Effective Time, Beth Ann Dranguet became the sole director of the Company, and Beth Ann Dranguet, Depinder Sandhu, Maximiliano A. Kricorian, and Steven F. Carvalho became officers of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time the certificate of incorporation and the bylaws of the Company as in effect immediately prior to the Effective Time were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

†2.1	Agreement and Plan of Merger, dated as of May 31, 2026, by and among NCS Multistage Holdings, Inc., Weatherford International plc and Trinity Bell Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 2, 2026).

*3.1	Third Amended and Restated Certificate of Incorporation of NCS Multistage Holdings, Inc.

*3.2	Second Amended and Restated Bylaws of NCS Multistage Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

†

Certain annexes, schedules, and/or exhibits have been omitted pursuant to Item 601(a)(5), Item 601(b)(2), or Item 601(b)(10)(iv) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted attachment to the SEC upon request.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCS MULTISTAGE HOLDINGS, INC.

By:	/s/ Beth Ann Dranguet
Name:	Beth Ann Dranguet
Title:	Vice President and Secretary

Date: September 1, 2026